Prospectus

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Counterpoint Select Fund	1
The Investment Objective	1
The Principal Investment Strategies	1
The Principal Risks of Investing in the Fund	3
Fees and Expenses	5
Performance History	6
Portfolio Holdings	6
Management of the Fund	6
The Investment Advisor	6
Portfolio Managers	7
Shareholder Information	8
How to Purchase Shares	9
How to Redeem Shares	12
Account and Transactions Policies	14
Market Timing	15
Service Fees and/or Other Third Party Fees	15
Distributions and Taxes	16
Dividends and Distributions	16
Taxes	16
Financial Highlights	18
Privacy Notice	19

Jurika, Mills & Keifer, LLC (the “Advisor”) is the investment advisor to the Counterpoint Select Fund (the “Fund”) and is located at 2101 Webster Street, Suite 1550, Oakland, California, 94612. The Fund is a series of Professionally Managed Portfolios (the “Trust”). The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Counterpoint Select Fund

The Investment Objective

The Fund seeks long-term capital appreciation by investing in a limited number of companies that the Advisor believes to be undervalued relative to their inherent quality and potential.

The Fund’s investment objective may be changed without shareholder approval upon a 30-day written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

The Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.  The Fund defines mid- to large-capitalization companies as companies with a market capitalization that exceeds $1 billion at the time of purchase.

The Advisor selects investments for the Fund using its “Counterpoint” investment strategy, which is based on six guiding principles.

1.	Business Ownership: The Advisor invests as a long-term business owner and focuses on the inherent quality, fundamental value, enduring success and future potential of a business.

2.
Franchise Strength: The Advisor favors businesses with well-established, durable and valuable “franchises,” which it defines as a combination of competitive advantage, market presence, brand, capabilities and resources and financial strength and profitability.

3.
Favorable Risk/Return: The Advisor looks for companies that sell for a significant discount to what the Advisor believes is their longer-term intrinsic value and seeks investments that offer significant potential for return relative to the risk of loss.

4.
Independence: The Advisor invests with a goal of taking sensible risk in an effort to achieve superior long-term performance and is willing to make substantial investments contrary to current consensus where it discerns value and opportunity.

5.	Focus and Concentration: The Advisor focuses its efforts on a limited number of investments in which it has high conviction.

6.	Patience: The Advisor takes a long-term perspective and invests with a two to five year time horizon.

The Advisor’s strategy emphasizes both core and opportunistic investments. Core investments are investments in high quality companies with superior business models and long-term prospects that sell at a discount to what the Advisor believes is their intrinsic value, while opportunistic investments are investments in companies with valuable and durable franchises that may have fallen out-of-favor as a result of near-term problems, challenges or disregard, and sell at a significant discount to what the Advisor believes is their intrinsic value.

The Advisor identifies and evaluates investment opportunities on a continuous basis by reviewing quantitative screens, news, events and external research sources looking for businesses that meet its criteria for quality, value and opportunity.

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Potential investments are carefully evaluated to assess the quality and inherent value of the business, the rationale for its current market valuation, and the scope and magnitude of any challenges the company faces relative to its opportunities using the Advisor’s business evaluation process. This process focuses on factors such as competitive advantage, franchise strength, growth potential, challenges, financial health and profitability, and management competence and vested interests. The Advisor also attempts to determine the company’s intrinsic and floor value relative to its current market value, looking for companies that offer strong fundamental valuation support and significant opportunity for future appreciation.

Decisions to buy and sell are based upon the current market valuation of a company relative to the Advisor’s determination of its intrinsic value and long term potential, and the progress of the company relative to established benchmarks. The Advisor seeks to make investments at prices that offer the potential for a significant return over a three-year period and will sell a company when its market value nears or exceeds the determination of its intrinsic value, there is an adverse change in the investment premise about the company, or a superior opportunity is discovered.

Under normal market conditions, the Fund will invest at least 65%, and typically substantially more, of it net assets in equity securities, including common stocks, convertible securities and preferred stock; shares of other registered investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest up to 20% of its net assets in options on equities, debt and stock indices; and up to 15% of its net assets in illiquid securities. In addition, the Fund may invest up to 35% of its net assets in foreign securities, including up to 15% of its net assets in securities of companies that have operations located in developing or emerging markets. Foreign securities include sponsored or unsponsored American Depositary Receipts (“ADRs”). ADRs evidence ownership of foreign securities, but are traded on domestic exchanges.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund will typically hold between 15 and 25 issuers, primarily in mid- to large- capitalization U.S. public companies. The Fund holds a limited number of issuers, which may result in its investments being concentrated in one or more sectors.

The Fund, however, intends to meet certain federal tax diversification standards at the end of each quarter of its taxable year. In order to qualify for such treatment, the Fund must (1) invest at least 50% of the market value of its total assets in cash, U.S. government securities, the securities of other registered investment companies and other securities that do not exceed 5% of the value of the Fund’s total assets and are not greater than 10% of the outstanding voting securities of such issuer and (2) not invest more than 25% of the value of its total assets in the securities (other than U.S. government securities or securities of other registered investment companies) of any one issuer, any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or securities of one or more “qualified publicly traded partnerships.”

Under normal market conditions, the Fund will invest according to its principal investment strategy noted above. However, the Fund may temporarily depart from its principal investment strategies, and make short-term investments in cash equivalents such as, certificates of deposits, bankers’ acceptances, time deposits, commercial paper or short-term notes, in response to adverse market, economic or political conditions. As a result, the Fund may not achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this Prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

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The Principal Risks of Investing in the Fund

An investment in the Fund entails risks. The Fund cannot guarantee that it will achieve its investment objective. Since the prices of securities the Fund holds may fluctuate, the value of your investment in the Fund may also fluctuate and you could lose money. It is important that investors closely review and understand these risks before making an investment in the Fund. The principal risks of investing in the Fund are described below.

Management Risk
Management risk describes the Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. The value of your investment in the Fund is subject to the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk
General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its original price or less than it was worth at an earlier time. General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Market Risk
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Investor perceptions may impact the markets and are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and/or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Non-Diversification Risk
The Fund invests in a limited number of issuers and therefore, is non-diversified. Since the Fund focuses its investments in a limited number of issuers, its net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a more diversified mutual fund.

Sector Concentration Risk
Because the Fund holds a limited number of issuers, it may become concentrated in one or more sectors at any given time, subjecting the Fund to sector concentration risk. Sector concentration risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Sectors possess particular risks that may not affect other sectors. The Advisor’s judgment about which sectors offer the greatest potential for financial reward consistent with the Fund’s investment objective will change over time. As a result, if the Fund is concentrated in a particular sector, it will be subject to greater risk of loss from adverse economic, business or other developments affecting that sector than if its investments were diversified across different sectors.

Small- and Medium-Sized Companies Risk
Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies may have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

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Foreign Securities Risk
Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

In addition to developed markets, the Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Shares of Other Investment Companies
The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Options Risk
Options are derivatives that can be used to hedge other positions in the Fund. These are rights, obligations or agreements to buy or sell securities at a specific price on or before a specific date. The use of options may increase or decrease the performance of the Fund, and may also increase market risk.

Restricted and Illiquid Securities Risk
The Fund may invest in securities that at the time of purchase have legal or contractual restrictions on resale or are illiquid. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

New Fund Risk
There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees (the “Board”) may determine to liquidate the Fund. Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

New Advisor Risk
There can be no assurance that the Advisor, as a newly-formed entity, can successfully operate the Fund as set forth in this Prospectus.

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Operating Expense Risk
There can be no assurance that the Advisor will have the resources to meet its contractual expense reductions to the Fund as described in this Prospectus. Should the Advisor be unable to meet its obligations, the Fund’s expenses will increase and as a result would reduce the Fund’s performance and increase shareholder costs of investing in the Fund.

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1) (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Redemption Fee(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(3)	0.95%
Distribution (12b-1) Fees	None
Other Expenses (4)	0.53%
Total Annual Fund Operating Expenses	1.48%
Less: Expense Reduction/Reimbursement(5)	(0.38)%
Net Annual Operating Expenses (5),(6)	1.10%

(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
The redemption fee applies only to those shares that have been held for less than 30 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)
The percentage shown reflects the maximum investment advisory fee to which the Advisor is entitled under the investment advisory agreement. For its services, the Advisor is compensated 0.95% on the first $500 million in assets and 0.85% thereafter on assets greater than $500 million.

(4)
Because the Fund is new, these expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year ending June 30, 2007.

(5)
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect for at least the period shown in the Example below and for an indefinite period thereafter, until the Board determines that the Expense Cap is no longer in the best interest of the Fund and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

(6)
The Fund does not anticipate incurring interest expense for its current fiscal year. If the Fund does so in subsequent fiscal years, its Net Annual Operating Expenses may exceed the Expense Cap of 1.10%.

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Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation in the agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$112
Three Years	$429

Performance History

There is no performance information available for the Fund as it had not commenced operations as of the date of this Prospectus.

Portfolio Holdings

The Fund’s portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Fund discloses its complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.thecounterpointfunds.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the Fund’s website until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

The Investment Advisor
Jurika, Mills & Keifer, LLC is the investment advisor to the Fund. The Advisor is located at 2101 Webster Street, Suite 1550, Oakland, California, 94612. The Advisor was founded in February 2003. As of October 31, 2006, the Advisor had $50.6 million in assets under management. Under an investment advisory agreement, the Fund compensates the Advisor for its investment advisory services at an annualized rate of 0.95% on the first $500 million of average daily net assets and 0.85% on the Fund’s average daily net assets in excess of $500 million, payable on a monthly basis.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor will be available in the Fund’s Semi-Annual Report to shareholders for the most recent period ended December 31.

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The Advisor is committed to investors and its mission to build an investment firm of uncommon quality based on the following values:

•	Invest client assets as if they were our own;
•	Invest our assets alongside our clients;
•	Build a performance-oriented culture that emphasizes long-term results and exceptional service;
•	Maintain our independence and limit the growth of our firm if we feel that additional growth may adversely affect performance or service to our investors; and
•	Provide investors with candid, clear, and regular communications.

Portfolio Managers
The Fund is managed by a team of portfolio managers. Mr. Karl Mills is the primary portfolio manager responsible for day-to-day management of the Fund. He has final decision authority for portfolio investments, but all major investment decisions are reviewed by the team. Mr. Mills is supported by Mr. Bill Jurika and Mr. Mikel Keifer. Mr. Jurika is primarily responsible for the Fund’s investment strategy, including market and historical perspective, assisting with business evaluation, and providing company specific knowledge. Mr. Keifer is primarily responsible for research and analysis and supervises the coordination of investment research and the maintenance of company specific models. He also has primary responsibility for trading.

All three portfolio managers are responsible for surfacing new investment ideas, as well as news and information about existing holdings. News flow, trends, themes, as well as new investment ideas and/or concerns and issues about existing holdings are discussed on a daily basis.

Karl O. Mills, CFA, President
Mr. Mills co-founded the Advisor in 2003 and has over 21 years of experience in business and investing. He previously founded Mills Capital LLC, an investment advisory and consulting firm in 2001. Between 1988 and 2001, Mr. Mills was employed at Jurika & Voyles, Inc., where he was Vice-Chairman and involved in the company’s investing, portfolio management and marketing activities. He also served as president of the San Francisco Opera Association between 2002 and 2006. Mr. Mills earned a BA in English from Bates College in Lewiston, Maine and an MBA from Northwestern University’s Kellogg School of Management in Evanston, Illinois. Mr. Mills earned his Charted Financial Analyst (“CFA”) designation in 1992.

William K. Jurika, Chairman
Mr. Jurika has more than 40 years of investment and business experience. Before co-founding the Advisor, he founded Jurika & Associates and was responsible for asset management and business operations. Prior to founding Jurika & Associates, he served as President and Chief Executive Officer of Jurika & Voyles, Inc., an Oakland, California based investment management firm. Mr. Jurika co-founded Jurika & Voyles, Inc. in 1981 and the firm managed over $7 billion in assets before its sale in 1997. Mr. Jurika earned a BS from the University of Denver.

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Mikel S. Keifer, CFA, Vice President
Mr. Keifer has been in business and investment since 1996. Prior to co-founding the Advisor, he worked as a co-portfolio manager and analyst with Jurika & Associates from 2001 to 2003. He was also previously employed as a research analyst with Jurika & Voyles, Inc. from 1998 to 2001. From 1996 to 1998, Mr. Keifer was a financial analyst with Nvest, LP a Boston-based financial services holding company. He earned a BS, summa cum laude, in Business Administration from Northeastern University in Boston, Massachusetts. Mr. Keifer earned his CFA designation in 1999.

The SAI provides additional information about investment team members’ compensation, other accounts they manage and their ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares
A fund’s share price is known as its net asset value (“NAV”). The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.

All shareholders transaction orders received in good form (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund's transfer agent, or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below under procedures adopted by the Board.

Fair Value Pricing
Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund compares the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

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How to Purchase Shares

You may open a Fund account with a minimum initial investment as listed in the table below.

Minimum Investment	To Open Your Account	To Add to Your Account
Regular Accounts	$10,000	$100
Individual Retirement Accounts (“IRAs”)	$2,500	$100
Coverdale Accounts (“Education IRAs”)	$2,000	$100

You may purchase shares of the Fund by completing an Account Application. Your order will not be accepted until the completed Account Application is received by the Fund or USBFS. Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution. The Fund will not accept payment in cash, money orders and cashier’s checks, unless the cashier’s check is in excess of $10,000. In addition, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  If any payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.  These minimums can be changed or waived by the Advisor at any time.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail
To purchase the Fund’s shares by mail, simply complete and sign the enclosed Account Application and mail it, along with a check made payable to the “Counterpoint Select Fund” to:

Regular Mail Counterpoint Select Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Counterpoint Select Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Patriot Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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By Telephone
If you have completed the “Telephone Purchase Authorization” section of the Account Application and your account has been open for at least 15 days, you may purchase additional shares of the Fund by calling toll free at (866) 544-2737. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone will be recorded.

By Wire
Initial Investment
If you are making an initial investment in the Fund, before you wire funds, please contact the Fund by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile. Upon receipt of your completed Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the Fund at (866) 544-2737 to advise of your wire, and to ensure proper credit upon receipt. Your bank must include both the name of the Fund and your name so that it can be correctly applied.

Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please contact the Fund to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include the name of the Fund and your account number in all wire instructions. If you have questions about how to invest by wire, you may call the Fund. Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit:  Counterpoint Select Fund
(your name or the title on the account)
(your account number)

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Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A., the Fund’s custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund.

Through a Financial Intermediary
You may buy and sell shares of the Fund through certain financial intermediaries and their agents (collectively, “Financial Intermediaries”).  Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for unrestricted business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial minimum investment, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum investment of $50. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Fund at (866) 544-2737. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. Any request to change or terminate your participation in the AIP should be submitted to the Fund sufficiently in advance of the next withdrawal.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call (866) 544-2737 for additional information regarding the Fund’s AIP.

Retirement Plan
The Fund offers an IRA. You may obtain information about opening an IRA by calling (866) 544-2737. If you wish to open another type of retirement plan, please contact your Financial Intermediary.

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How to Redeem Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund or with your authorized Financial Intermediary. You may redeem part or all of your Fund shares at the next determined NAV after the Fund receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail
You may redeem Fund shares by simply sending a written request to the Fund. Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Redemption requests will not become effective until all documents have been received in good form by the Fund. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until USBFS is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

You should send your redemption request to:

Regular Mail Counterpoint Select Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Counterpoint Select Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Telephone or Wire
You may redeem Fund shares by telephone by completing the “Redemption by Telephone” portion of the Account Application. You may also request telephone redemption privileges after your account is opened by calling the Fund at (866) 544-2737. If you have a retirement account, you may not redeem shares by telephone. You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

You may redeem up to $50,000 in shares by calling the Fund at (866) 544-2737 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. The minimum amount that may be wired is $2,500. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades as well as from the proceeds on complete redemptions and share specific trades. You will not incur any charge when proceeds are sent via the ACH network; however, most transfers require two days to receive credit. Telephone redemptions cannot be made if you notify USBFS of a change of address within 15 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Fund will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

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Through a Financial Intermediary
You may redeem Fund shares through your authorized Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order. Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Plan
As another convenience, you may redeem Fund shares through the Fund’s Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or their brokers may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this program at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of the Fund and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s Account Application. Please call (866) 544-2737 for additional information regarding the Fund’s SWP.

Low Balance Accounts
If your total account balance falls below $10,000 due to withdrawals, the Fund may sell your shares of the Fund. The Fund will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, the Fund may sell your shares and send you the proceeds. The Fund will not sell your shares if your account value falls as a result of market fluctuations.

Redemption Fees
The Fund is intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 30 days. The redemption fee is deducted from your proceeds and retained by the Fund for the benefit of long-term shareholders. The “first in, first out” (“FIFO”) method is used to determine the holding period. The FIFO method states that if a shareholder purchase shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee does not apply to (i) shares purchased through reinvested dividends or capital gains; (ii) Fund redemptions under the Fund’s SWP; (iii) the redemption of shares previously purchased under an AIP; or (iv) the involuntary redemption of low balance accounts. The Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

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Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 30 days, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through Financial Intermediaries.

Account and Transactions Policies

Redemption In-Kind
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signatures Guarantees
A signature guarantee may be required for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to an address other than that registered on the account;
•	If proceeds are to be made payable to someone other than the account’s owner(s);
•	When a redemption transmitted by federal wire transfer is to a bank other than the bank of record;
•	When adding the telephone redemption option to an existing account;
•	When adding or changing automated bank instruction on an account;
•	If a change of address request has been received by the Fund within the last 15 days; and
•	For all redemptions in excess of $50,000 or more from any shareholder account.

In addition to the situations described above, the Fund and/or USBFS reserves the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signatures guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

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Market Timing

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading. In addition, the Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing under procedures adopted by the Board when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive. The Fund further reserves the right to refuse purchase requests, in whole or in part, from an account that the Fund has identified as engaging in abusive trading practices or any individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading, without prior notice. In making such judgments, the Advisor seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of Financial Intermediaries to impose restrictions on the trading practices of their clients. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Service Fees and/or Other Third Party Fees

The Advisor may pay amounts from its own assets to selling or servicing agents (“Agents”) of the Fund for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on “preferred” or “select” lists, in return for the payments. Agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor may pay amounts from its own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by USBFS. The Fund also may pay amounts to third party intermediaries, including Agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the Agent, may give rise to conflicts of interest between the Agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your Agent.

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Distributions and Taxes

Dividends and Distributions
The Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gains at least annually. The Fund realizes capital gains mainly from sales of its portfolio assets for a profit. The tax consequences will vary depending on how long the Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing. If you wish to change your distribution option, write to the Fund in advance of the payment date of the distribution. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes
The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income or qualified dividend income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

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If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

As required by U.S. Treasury regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code of 1986, as amended. The advice was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

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Financial Highlights

No financial information is available because the Fund had not commenced operations prior to the date of this Prospectus.

18

Privacy Notice

The Fund collects non-public information about you from the following sources:

  Information we receive about you on applications or other forms;
  Information you give us orally; and/or
  Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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COUNTERPOINT SELECT FUND

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”)

The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Fund by contacting the Fund at:

COUNTERPOINT SELECT FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 544-2737
www.thecounterpointfunds.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at www.thecounterpointfunds.com; or
•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov.;
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or
•	For a fee, by email request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

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Counterpoint Select Fund

Statement of Additional Information

November 30, 2006

2101 Webster Street
Suite 1550
Oakland, California 94612
(800) 123-4567

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated November 30, 2006, as may be revised, of the Counterpoint Select Fund (the “Fund”), advised by Jurika, Mills & Keifer, LLC (the “Advisor”), a series of Professionally Managed Portfolios (the “Trust”). A copy of the Fund’s Prospectus is available by calling the number listed above.

Table of Contents

THE TRUST	1
INVESTMENT OBJECTIVE AND POLICIES	1
Equity Securities.	2
Fixed-Income Securities.	3
Foreign Investments and Currencies.	4
Options, Futures and Other Strategies	5
Other Investment Companies.	9
Exchange-Traded Funds.	9
Restricted Securities.	10
Short-Term Investments.	10
INVESTMENT RESTRICTIONS	12
PORTFOLIO TURNOVER	13
PORTFOLIO HOLDINGS INFORMATION	13
TRUSTEES AND EXECUTIVE OFFICERS	14
PROXY VOTING POLICIES	18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.	18
THE FUND’S INVESTMENT ADVISOR	19
Portfolio Managers	19
SERVICE PROVIDERS	21
Administrator, Transfer Agent and Fund Accountant	21
Custodian	21
Independent Registered Public Accounting Firm and Legal Counsel	21
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE	21
CAPITAL STOCK	23
DETERMINATION OF SHARE PRICE	23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	24
How to Buy Shares	24
Automatic Investment Plan	24
How to Sell Shares and Delivery of Redemption Proceeds	25
Telephone Instructions	25
Redemptions-in-Kind	25
DIVIDENDS, DISTRIBUTIONS AND TAXES	26
Distributions.	26
Tax Information.	26
DISTRIBUTOR AND PRINCIPAL UNDERWRITER	28
MARKETING AND SUPPORT PAYMENTS	28
Support Payments	28
Entertainment, Conferences and Events	28
FINANCIAL STATEMENTS	29
APPENDIX A	30
APPENDIX B	31

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Fund. The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in the Prospectus. There is no assurance that the Fund will achieve its investment objective.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities.
The Fund may invest in following types of investments, each of which is subject to certain risks, as discussed below. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of medium-sized companies, it will be exposed to the risks of smaller sized companies. Medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities
Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities.
Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Fixed income securities that will be eligible for purchase by the Fund include investment grade and high-yield corporate debt securities. Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”) Ratings Group or Baa or better by Moody’s Investors Services©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. High-yield securities, or “junk bonds,” are rated less than investment grade.

High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Ratings of debt securities represent the rating agencies’ opinions regarding the securities’ quality, but are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security, but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. As a result, an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Foreign Investments and Currencies.
The Fund may invest in the securities of foreign issuers (“foreign securities”), including in sponsored and unsponsored American Depositary Receipts (“ADRs”).

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

From time to time, the Fund may investment a significant portion of its assets in the securities of a single country or region. Substantial investment in a single country or region will subject the Fund, to a greater extent, to the risks associated with investments in that region or country. The Fund will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a Fund that is not so concentrated.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

The Fund may invest in ADRs. ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. Investments in ADRs involve risks similar to direct investment in the underlying foreign security. Unsponsored ADRs are organized independently of the issuer of the underlying security and without its cooperation. Available information about the issuer of the unsponsored ADR may not be current or as readily available as for sponsored ADRs and therefore the prices of unsponsored ADRs may be more volatile than for sponsored ADRs.

Options, Futures and Other Strategies.
The Fund may invest in up to 20% of its net assets in options on equities, debt and stock indices (collectively, “options”). The Fund may also invest in futures contracts and options on futures contracts (collectively, “futures”). The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Fund will not invest in futures for speculative purposes.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)           Successful use of most Financial Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction. The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)            Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Options on Securities and Securities Indices
The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Other Registered Investment Companies.
The Fund may invest in the securities of other registered investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Funds intend to limit their investments in securities issued by other investment companies in accordance with Investment Company Act of 1940, as amended (the “1940 Act”).

Exchange-Traded Funds.
The Fund may also invest in shares of Exchange-Traded Funds (“ETFs”). ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the Fund only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Illiquid Securities.
The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities.
The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Short-Term Investments.
The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes
The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service©, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix A.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund may not:

1.           Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

2.           a)      Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

              b)      Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

3.           Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.           Purchase or sell commodities or commodity contracts (other than futures contracts).

5.           Purchase or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

6.           Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries (other than U.S. government agency and instrumentality securities).

As an example, and without limiting the generality of the above restrictions, pursuant to Investment Restriction No. 1 above, a fund is permitted under the Investment Company Act to lend its portfolio securities from time to time under certain conditions and to engage in certain securities lending programs pursuant to certain exemptive orders and interpretative positions issued by the SEC. While the Fund does not currently intend lend its securities, it is not prohibited from doing so if these conditions are meet. As another example, pursuant to Investment Restriction No. 2 above, under the Investment Company Act, the Fund is permitted to borrow from banks in an amount up to 33 1/3% of the Fund’s total assets and engage in certain transactions which may constitute the issuance of senior securities under the Act (such as futures contracts and reverse repurchase agreements) if certain conditions are meet. The Fund’s use of these techniques are described in the Fund’s Prospectus and in this SAI.

The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The Fund may not:

1.           Invest in any issuer for purposes of exercising control or management.

2.           With respect to fundamental investment restriction 2 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

3.           Invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions and Brokerage.”

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. The policy was developed in consultation with the Advisor and has been adopted by the Advisor. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in it sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Fund discloses its complete portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.thecounterpointfunds.com generally within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the Fund’s website until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the Advisor’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the policy, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, the Fund, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Financial Consultant; formerly, Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Rowley W.P. Redington (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	President, Intertech Computer Services Corp. (computer services and consulting).	1	None.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC, since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC, since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	1	Not Applicable.
Angela L. Pingel (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term; Since December 2005.	Counsel, U.S. Bancorp Fund Services LLC, since 2004; formerly, Associate, Krukowski & Costello, S.C., (2002-2004); formerly, Vice President - Investment Operations, Heartland Advisors, Inc. (1994-2002).	1	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Trust Committees
The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Fund’s last fiscal year.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting. The Audit Committee met once during the Fund’s last fiscal year with respect to the Fund.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Fund’s last fiscal year with respect to the Fund.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met once during the Fund’s last fiscal year with respect to the Fund.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of Fund shares and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2005.

Name	Dollar Range of Fund Shares(1)	Aggregate Dollar Range of Fund Shares in the Trust

Dorothy A. Berry	None	$10,001-$50,000
Wallace L. Cook	None	$1-$10,000
Carl A. Froebel	None	$10,001-$50,000
Rowley W.P. Redington	None	$1-$10,000
Steven J. Paggioli	None	$10,001-$50,000
(1)	As the Fund was not operational prior to the date of this SAI, no Trustees own shares of the Fund.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates.

Compensation
Set forth below is the rate of compensation received by the following Independent Trustees from all portfolios of the Trust for the fiscal year ended June 30, 2006. These amounts are allocated among each of the various portfolios comprising the Trust. Independent Trustees receive an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. Independent Trustees also receive a fee of $1,500 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $8,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1)Paid to Trustees
Dorothy A. Berry, Trustee	$0	None	None	$0
Wallace L. Cook, Trustee	$0	None	None	$0
Carl A. Froebel, Trustee	$0	None	None	$0
Rowley W.P. Redington, Trustee	$0	None	None	$0
Steve J. Paggioli, Interested Trustee(2)	$0	None	None	$0
(1)
There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended June 30, 2006, Trustees’ fees and expenses in the amount of $139,860 were allocated to the Trust.

(2)	Prior to December 1, 2005, Mr. Paggioli was not an Independent Trustee.

The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the principal underwriter to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board has adopted proxy voting policies and procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy voting policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has also adopted a proxy voting policy (the “Advisor’s Policy”) that underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund and to maximize portfolio values over time. The Advisor’s Policy is attached as Appendix B.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free (866) 544-2737 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the date of this SAI, there were no principal shareholders or control persons of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISOR

Jurika, Mills & Keifer, LLC is located at 2101 Webster Street, Suite 1550, Oakland, California, 94612 and acts as investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.

Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments and determines from time to time what securities may be purchased by the Fund.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than a 60-day, nor less than a 30-day, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on not more than a 60-day, nor less than a 30-day, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.95% on the first $500 million in assets and 0.85% thereafter on assets greater than $500 million of the Fund’s average daily net assets as specified in the Fund’s Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

However, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect for at least the period shown in the Expense Example in the Fund’s Prospectus and for an indefinite period thereafter, until the Board determines that the Expense Cap is no longer in the best interest of the Fund and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Portfolio Managers
The Fund is managed by a team of portfolio managers; Mr. Karl O. Mills, Mr. William K. Jurika, and Mr. Mikel S. Keifer. The following provides information regarding other accounts they manage as of October 31, 2006:

Category of Account	Total Number of Accounts Managed	Total Assets of Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Karl O. Mills
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$3.0	1	$3.0
Other Accounts(1)	3	$3.1	0	$0
William K. Jurika
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	21	$39	0	$0
Mikel S. Keifer
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$5.5	1	$5.5
Other Accounts	0	$0	0	$0
(1)	Includes fully discretionary accounts where no management fee is charged by the Advisor.

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities for more than one investment account or in other circumstances. These potential conflicts of interests include the allocation of investment opportunities, the allocation of time and investment ideas and the allocation of aggregated orders among the Fund and other investment accounts managed by the portfolio managers, including accounts in which the portfolio managers may have personal investments or accounts for which the advisory fee is based on performance. The Advisor believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by its trade allocation policy, code of ethics and other compliance policies and procedures to which the portfolio managers are subject.

William Jurika and Karl Mills are the primary investors and owners of the Advisor. They do not receive a salary or bonus at this time. Mikel Keifer receives a fixed annual salary plus an annual discretionary bonus based on his individual performance and firm profitability. Mr. Keifer’s bonus is not based on the performance or the amount of assets in the Fund or any other investment account. He is currently an owner of the Advisor and it is anticipated that his ownership will grow with time and success.

As of the date of the SAI, none of the Fund’s Portfolio Managers beneficially owned shares of the Fund as it had not commenced operations.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator for the Fund. USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund a fee based on the Fund’s current average daily net assets of 0.12% on assets up to $50 million, 0.10% on assets between $50 million and $200 million and 0.05% on the remaining balance with a minimum fee of $30,000. USBFS also is entitled to certain out-of-pocket expenses. USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

Custodian
U.S. Bank, National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94015-3441 serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association for Securities Dealers (“NASD”) and the SEC.

While it is the Advisor’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) of the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Fund are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it direct securities transactions to brokers in exchange for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Valuation Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The securities in the Fund’s portfolio, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for unrestricted business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

The public offering price of Fund shares is its NAV. Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

Automatic Investment Plan
As discussed in the Prospectus, the Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation. Prior to participating in the AIP, an investor should note that the AIP does not assure a profit nor does it protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell Fund shares any day the NYSE is open for regular trading. Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Instructions
As described in the Prospectus, shareholders with telephone privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instruction or inquiry from a person claiming to be a shareholder, the Fund or its authorized agents may carry out the instruction and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone. In this event, you may wish to submit a written request, as described in the Prospectus. Telephone privileges may be modified or terminated without notice.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions.
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue a statement of the federal income tax status of all distributions to each shareholder.

Tax Information.
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for their taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

As required by U.S. treasury regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code. The advice was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and member of the NASD.

The Distribution Agreement between the Fund and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments
Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund shares.

FINANCIAL STATEMENTS

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. As of the date of this SAI, no financial statements are available for the Fund as it had not commenced operations.

APPENDIX A
Commercial Paper Ratings

Moody’s Investors Service©, Inc.

Prime-1-Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on Fund employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2-Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s® Ratings Group

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B

Jurika, Mills & Keifer
Proxy Voting Policy

Policy

Jurika, Mills & Keifer, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Mikel Keifer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Jurika, Mills & Keifer, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•	All employees will forward any proxy materials received on behalf of clients to Mikel Keifer;

•	Mikel Keifer will determine which client accounts hold the security to which the proxy relates;

•
Absent material conflicts, Mikel Keifer will determine how Jurika, Mills & Keifer, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

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Jurika, Mills & Keifer, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Jurika, Mills & Keifer, LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•
Mikel Keifer will also send a copy of this summary to all existing clients who have previously received Jurika, Mills & Keifer, LLC’s Disclosure Document; or Mikel Keifer may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Mikel Keifer.

•
In response to any request Mikel Keifer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Jurika, Mills & Keifer, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

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In the absence of specific voting guidelines from the client, Jurika, Mills & Keifer, LLC will vote proxies in the best interests of each particular client. Jurika, Mills & Keifer, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Jurika, Mills & Keifer, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Jurika, Mills & Keifer, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Jurika, Mills & Keifer, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

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In reviewing proposals, Jurika, Mills & Keifer, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

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Jurika, Mills & Keifer, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Jurika, Mills & Keifer, LLC with the issuer of each security to determine if Jurika, Mills & Keifer, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Mikel Keifer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Jurika, Mills & Keifer, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Mikel Keifer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Jurika, Mills & Keifer, LLC receives;

•	A record of each vote that Jurika, Mills & Keifer, LLC casts;

•
Any document Jurika, Mills & Keifer, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Mikel Keifer or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Jurika, Mills & Keifer, LLC voted such client’s proxies, and a copy of any written response.